UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 21, 2006

Date of report (Date of earliest event reported)

PepsiCo, Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina

(State or other jurisdiction of incorporation)

1-1183	13-1584302
(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 21, 2006, PepsiCo, Inc. (the “Company”) entered into a U.S. $2.5 billion Euro Medium Term Note Programme (the “Programme”). Under the Programme, the Company may issue unsecured notes (the “Notes”) with such terms, including currency, rate and maturity, as agreed by the Company and the purchasers of such Notes at the time of sale. The Notes are issued pursuant to the terms of the Agency Agreement dated July 21, 2006, by and among the Company, JPMorgan Chase Bank, N.A. and J.P. Morgan Bank Luxembourg S.A. (the “Agency Agreement”) and a Deed of Covenant dated July 21, 2006 made by the Company (the “Deed of Covenant”). In connection therewith, the Company also entered into a Programme Agreement, dated July 21, 2006, with the dealers (the “Dealers”) named therein (the “Programme Agreement”). Copies of the Programme Agreement, the Agency Agreement and the Deed of Covenant are included in this Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The foregoing description of the Programme does not purport to be complete and is qualified in its entirety by reference to the full text of the Agency Agreement, the Programme Agreement and the Deed of Covenant.

At this time, the Company has not issued any Notes pursuant to the Programme. Proceeds from any issuance of Notes may be used for general corporate purposes, except as otherwise specified in the applicable prospectus supplement.

Notes issued under the Programme are issued pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), are not registered under the Act, and may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. person absent registration or an applicable exemption from the requirements of the Act.

In the ordinary course of their respective businesses, the Dealers and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Programme Agreement dated July 21, 2006 between the Company and the Dealers named therein
4.1	Agency Agreement dated July 21, 2006, by and among the Company, JPMorgan Chase Bank, N.A. and J.P. Morgan Bank Luxembourg S.A.
4.2	Deed of Covenant dated July 21, 2006 made by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006		PepsiCo, Inc.

	By:	/s/ Robert E. Cox
Robert E. Cox
Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Programme Agreement dated July 21, 2006 between the Company and the Dealers named therein
4.1	Agency Agreement dated July 21, 2006, by and among the Company, JPMorgan Chase Bank, N.A. and J.P. Morgan Bank Luxembourg S.A.
4.2	Deed of Covenant dated July 21, 2006 made by the Company